Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
IncomeTaxes
13. Income Taxes
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled.
The components of the income tax benefit are as follows:

	Years ended December 31,
	2024	2023
Federal tax at statutory rate	21.0%	21.0%
State taxes, net of federal deduction	3.2%	3.6%
R&D credits	0.1%	0.2%
Other	(2.3)%	(0.1)%
Change in valuation allowance	(22.0)%	(24.7)%

Income tax benefit	0.0%	0.0%

Significant components of deferred income taxes are as follows (in thousands):

	As of December 31,
	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$53,984	$9,027
R&D tax credit	837	837
Deferred R&D expenses	32,729	11,123
Accrued expenses	1,903	783
Share-based compensation	978	104
Other	424	337

Total deferred tax assets	90,855	22,211
Valuation allowance	(90,855)	(22,211)

Deferred tax assets, net of valuation allowance	—	—

As of December 31, 2024, the Company had approximately $3.1 million of net operating loss carryforwards (“NOLs”) and $0.8 million of research and experimental credits which expire through 2037, and approximately $216.5 million of federal and state net operating loss carryforwards which have an indefinite life.

At December 31, 2024, the Company had federal and state tax credit carry forwards of approximately $6.9 million. The Company has not performed a formal research and development credit study with respect to these credits. The federal credits will begin to expire in 2034, if unused.
Pursuant to Internal Revenue Code (“IRC”) Sections 382 and 383, the Company’s ability to use NOLs and research tax credit carry forwards to offset future taxable income may be limited if the Company experiences a cumulative change in ownership of more than 50% within a three-year testing period. The Company has not completed an ownership change analysis pursuant to IRC Section 382. If ownership changes within the meaning of IRC Section 382 are identified as having occurred, the amount of NOLs and research tax carryforwards available to offset future taxable income and income tax liabilities in future years may be significantly restricted or eliminated. Further, deferred tax assets associated with such NOLs and research tax credits could be significantly reduced upon realization of an ownership change within the meaning of IRC Section 382.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment.
At December 31, 2024 and 2023, the Company has not accrued any interest or penalties related to uncertain tax positions. The Company does not anticipate that there will be a significant change in the amount of unrecognized tax benefits over the next 12 months. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.
The Company is subject to taxation in the United States and the UK. The UK subsidiary operations ceased in 2024. The Company’s federal and state income tax returns for all years will remain open to examination by federal and state tax authorities for three years from the date of utilization of any net operating loss carryforwards. The Company’s federal and state returns since inception are subject to examination due to the carryover of net operating losses. The Company has not been, nor is it currently, under examination by any tax authorities. The UK tax returns from 2018 through 2024, are subject to examination by the UK tax authorities.